EXHIBIT
                                      10.12

                       Eat at Joe's Plymouth Incorporated
                                t/a Eat at Joe's
   Plymouth Meeting Mall - Plymouth Meeting, Pennsylvania - Montgomery County
                                4540 Square Feet

                             Plymouth Meeting, Inc.
                                 A Subsidiary of
                                The Rouse Company
                                 Debra S. Ramey
                          10275 Little Patuxent Parkway
                          Columbia, Maryland 21044-3456
                                 (410) 992-6129

Preopeing Date    Rent Commencement Date       Opening Date     Termination Date
               Earlier of 60 days after premises                 March 31, 2008
               ready for occupancy or opening
               for business
RENEWAL OPTION:

EARLY TERMINATION OPTION:

FINANCIAL INFORMATION:

Security Deposit: -0-

* Base Rent:         Monthly:                                 $12,500.00
                     Annual:1                                 $150,000.00
                     Square Foot:

Percentage Rent:     Break Point:                            $1,500,000.00
                     Percentage:                                  8%

Common Area Maintenance: LL Operating Cost times (4540 divide LL Qualifying Floor Area) * In LL floor area is expanded or renovated to the extent of $20.00 sq. ft., Annual Base and Percentage Rents will increase by 10%.

Food Court Maintenance:

Marketing/Advertising/Promotional Fees/ Merchant's Association:
* Merchant's Association Contribution Rate: Year 1 - $1.00 sq. ft. divide 12 paid monthly - Years 2-10 - Adjusted in same proportion as most recent CPI over that of preceding year.
* Marketing Fund;2 $1.50 sq. ft. divide 12 paid monthly. Adjusted in same proportion as above.
* Special Promotion Contribution Rate: One time payment of (4540 times $2.00)

Utility Service Charge: Water, sewer, electric, gas, phone and others charged as used.

Construction   Allowance/Rent   Concession:   T  receives  $75,000  for  initial
improvements.

Other Pass-Through Charges: * Sprinkler Contribution Rate: ($.25 times 683) divide 12 monthly.
* T's Insurance. *Proportionate Insurance: LL Insurance Cost times (4540 divide LL Floor Area).
* Proportionate Taxes: LL taxes times (4540 divide LL Floor Area). * Trash Removal.
* Construction Trash Removal Service and Electric Charge: (4540 times $2.00)

Department Store: Annual Basic Rental, and Breakpoint increase 10% for each Anchor store or expansion of at least 50,000 sq. ft.

RADIUS RESTRICTIONS: No other store with same trade name within five (5) miles.
ASSIGNMENT/SUBLETTING:                  Conformed
GUARANTOR: EAJ Holding Corporation. 1412 Rt. 70, Suite 412, Cherry Hill, NJ 0803
GUARANTOR LIMITATIONS:                                      Unconditional

--------

1 If Tenant's gross annual sales for Rental Year 2, do not exceed $1,200,000, then Annual Base Rental shall be reduced for Rental Year 3 as follows: If gross sales for Rental Year 2 is less then $1,100,000, Year 3 rent is $140,000; if less then $1,000,000, rent is $130,000; if less then $900,000, rent is $120,000; if less then $800,000, rent is $110,000.

2 If shopping center is expanded by more then 10% of LL floor area, Tenant pays a one-time charge of 4540 times average rate per sq. ft. of all contributions.